Exhibit 4.1

[Number]	PREFERRED STOCK [#Shares]

SEASPAN CORPORATION

INCORPORATED UNDER THE LAWS

OF THE REPUBLIC OF THE MARSHALL ISLANDS

THIS CERTIFIES THAT

IS THE OWNER OF	Specimen

FULLY PAID AND NON-ASSESSABLE PAR VALUE $0.01, 12% CUMULATIVE PREFERRED SHARES – SERIES A OF SEASPAN CORPORATION

Transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate, properly endorsed.

This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Amended and Restated Articles of Incorporation, Bylaws of the Corporation and the Statement of Designation related to the 12% Cumulative Preferred Shares – Series A and the amendments from time to time made thereto.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED AMERICAN STOCK TRANSFER & TRUST COMPANY TRANSFER AGENT AND REGISTRAR		CHIEF EXECUTIVE OFFICER
AUTHORIZED SIGNATURE	SEE REVERSE SIDE FOR CERTAIN DEFINITIONS AND TRANSFER RESTRICTIONS	SECRETARY

[REVERSE SIDE OF CERTIFICATE]

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

[CANADIAN LANGUAGE]

SEASPAN CORPORATION

The Corporation will furnish without charge to each Seaspan Corporation shareholder who so requests a statement of the number of shares constituting each class or series of stock and the designation thereof, and a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —	Custodian
TEN ENT	—	as tenants by the entireties		(Cust) (Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		Under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                           hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN

ELIGIBLE GUARANTOR INSTITUTION (BANKS,

STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS

AND CREDIT UNIONS WITH MEMBERSHIP IN AN

APPROVED SIGNATURE GUARANTEE MEDALLION

PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.